Mergers, Acquisitions and Divestitures	6 Months Ended
Jun. 30, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Mergers, Acquisitions and Divestitures
Note 5: Mergers, Acquisitions and Divestitures
Agreement and Plan of Merger with Essential Utilities, Inc.
On October 26, 2025, parent company entered into an Agreement and Plan of Merger (the “Essential Merger Agreement”) with Essential Utilities, Inc. (“Essential”) to combine the companies in a stock-for-stock
transaction. The Essential Merger Agreement provides that, upon the completion of the proposed merger, Essential’s shareholders will receive 0.305 shares of parent company common stock in exchange for each share of Essential common stock eligible for exchange in the merger. Upon completion of the proposed merger, Essential will be a wholly owned subsidiary of parent company, which will retain its existing name and remain headquartered in Camden, New Jersey. The Company will continue to maintain substantial operations in Pennsylvania, including Essential’s offices in Bryn Mawr and Pittsburgh, Pennsylvania.
Completion of the proposed merger is subject to certain customary conditions, including, among others, the receipt of required approvals from all applicable public utility commissions (“PUCs”) on such terms and conditions that would not, individually or in the aggregate, result in a Burdensome Effect (as defined in the Essential Merger Agreement), and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). The Company currently estimates that the closing of the proposed merger will occur by the end of the first quarter of 2027. However, there can be no guarantee that all of the closing conditions and approvals will be satisfied, and the failure to complete the proposed merger on a timely basis or at all may adversely affect the Company’s financial condition and results of operations. For the three and six months ended June 30, 2026, merger-related costs of $4 million and $9 million, respectively, were included in Operation and maintenance expense in the Consolidated Statements of Operations.
Acquisitions - Regulated Businesses
On June 1, 2026, the Company completed the acquisition of entities that owned certain regulated water and wastewater system assets located in Illinois, Indiana, Kentucky, Maryland, New Jersey, Pennsylvania, Tennessee and Virginia (collectively, the “Nexus Acquired Entities”) from Nexus Regulated Utilities, LLC, a subsidiary of Nexus Water Group, Inc., a privately-held water and wastewater utility, for an aggregate purchase price of $319 million. The acquisition of the Nexus Acquired Entities added approximately 47,000 customer connections to the Company’s Regulated Businesses, as well as approximately 70 employees. The acquisition of the Nexus Acquired Entities was accounted for as a business combination, and the preliminary purchase price allocation will be finalized once the valuation of assets acquired and liabilities assumed has been completed, no later than one year after the acquisition date.
The following table provides the preliminary purchase price allocation for the acquisition of the Nexus Acquired Entities:

As of June 1, 2026
Identifiable assets:
Property, plant and equipment, net	$202
Accounts receivable, net of allowance for uncollectible accounts	3
Unbilled revenues	2
Regulatory assets	8

Total identifiable assets	215

Liabilities assumed:
Accounts payable	(3)
Accrued taxes	(1)
Other current liabilities	(2)
Regulatory liabilities	(3)
Contributions in aid of construction	(13)

Total liabilities assumed	(22)

Net identifiable assets acquired	193

Goodwill	126

Aggregate purchase price	$319

Goodwill was calculated as the excess of the consideration transferred over the net assets recognized, and represents strategic value and future economic benefits arising from expanded scale, operational efficiencies, and enterprise level advantages that are not separately identifiable or directly reflected in rate base. The goodwill is included in the Company’s Regulated Businesses segment and is deductible for income tax purposes.

In addition to the acquisition of the Nexus Acquired Entities noted above, during the six months ended June 30, 2026, the Company closed on three regulated water and wastewater system acquisitions for a total aggregate purchase price of $27 million, which added approximately 5,700 water and wastewater customers. Assets acquired from these acquisitions, principally utility plant, totaled $35 million and liabilities assumed totaled $8 million. One of these acquisitions was accounted for as a business combination, and the preliminary purchase price allocation will be finalized once the valuation of assets acquired and liabilities assumed has been completed, no later than one year after the acquisition date.
The pro forma impact of the Company’s business combinations, as well as the revenues and earnings generated during the period since the acquisition date, was not material to the Consolidated Statements of Operations for the periods ended June 30, 2026 and 2025.
Secured Seller Promissory Note from the Sale of Homeowner Services Group
On December 9, 2021, the Company sold all of the equity interests in subsidiaries that comprised the Homeowner Services Group (“HOS”) to a wholly owned subsidiary (the “Buyer”) of funds advised by Apax Partners LLP, a global private equity advisory firm, for total consideration of approximately $1.275 billion. The outstanding consideration as of December 31, 2025, was a secured seller note payable in cash and issued by the Buyer in the principal amount of $795 million, with an interest rate of 10.00% per year. On February 13, 2026, the Company received payment of all amounts payable under the secured seller promissory note in full satisfaction of the Buyer’s obligations thereunder. The Company recognized no interest income and $20 million of interest income during the three months ended June 30, 2026 and 2025, respectively, and $9 million and $40 million of interest income during the six months ended June 30, 2026 and 2025, respectively, from this note.